UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS Global Opportunities Fund

(formerly Scudder Global Discovery Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to US and foreign stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class B shares and for the 1-year, 3-year, 5-year and 10-year periods for Class A and Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on April 16, 1998 are derived from the historical performance of Class S shares of the DWS Global Opportunities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS Global Opportunities Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	26.02%	37.73%	33.25%	10.98%	12.02%
Class B	25.56%	36.68%	32.20%	10.12%	11.10%
Class C	25.55%	36.71%	32.22%	10.14%	11.15%
S&P/Citigroup EMI+	23.22%	36.89%	32.03%	14.94%	10.63%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/06	$ 43.82	$ 40.99	$ 41.16
10/31/05	$ 36.46	$ 34.17	$ 34.30
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .18	$ —	$ —
Capital Gains as of 4/30/06	$ 1.66	$ 1.66	$ 1.66
Class A Lipper Rankings — Global Small/Mid-Cap Growth Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	29	of	36	79
3-Year	12	of	36	33
5-Year	12	of	20	58

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Opportunities Fund — Class A [] S&P/Citigroup EMI+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS Global Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,981	$22,299	$15,868	$29,318
	Average annual total return	29.81%	30.65%	9.67%	11.36%
Class B	Growth of $10,000	$13,368	$22,903	$16,090	$28,647
	Average annual total return	33.68%	31.82%	9.98%	11.10%
Class C	Growth of $10,000	$13,671	$23,115	$16,207	$28,771
	Average annual total return	36.71%	32.22%	10.14%	11.15%
S&P/Citigroup EMI+	Growth of $10,000	$13,689	$23,016	$20,059	$27,453
	Average annual total return	36.89%	32.03%	14.94%	10.63%

The growth of $10,000 is cumulative.

+ The S&P/Citigroup Extended Market Index (Citigroup EMI, formerly the CItigroup World Equity Extended Market Index) is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for the periods prior to its inception on March 1, 2001 are derived from historical performance of Class S shares of the DWS Global Opportunities Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/06
DWS Global Opportunities Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	26.23%	38.19%	33.63%	11.30%	12.34%
Class AARP	26.17%	38.02%	33.55%	11.27%	12.33%
S&P/Citigroup EMI+	23.22%	36.89%	32.03%	14.94%	10.63%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/06	$ 44.79	$ 44.80
10/31/05	$ 37.27	$ 37.30
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .28	$ .31
Capital Gains as of 4/30/06	$ 1.66	$ 1.66
Class S Lipper Rankings — Global Small/Mid-Cap Growth Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	27	of	36	73
3-Year	10	of	36	28
5-Year	9	of	20	43
10-Year	1	of	7	13

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Opportunities Fund — Class S [] S&P/Citigroup EMI+

Yearly periods ended April 30
Comparative Results as of 4/30/06
DWS Global Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$13,819	$23,862	$17,081	$32,026
	Average annual total return	38.19%	33.63%	11.30%	12.34%
Class AARP	Growth of $10,000	$13,802	$23,820	$17,060	$31,999
	Average annual total return	38.02%	33.55%	11.27%	12.33%
S&P/Citigroup EMI+	Growth of $10,000	$13,689	$23,016	$20,059	$27,453
	Average annual total return	36.89%	32.03%	14.94%	10.63%

The growth of $10,000 is cumulative.

+ The S&P/Citigroup Extended Market Index (Citigroup EMI, formerly the Citigroup World Equity Extended Market Index) is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and AARP shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,260.20	$ 1,255.60	$ 1,255.50	$ 1,261.70	$ 1,262.30
Expenses Paid per $1,000*	$ 9.98	$ 14.15	$ 14.04	$ 8.64	$ 8.13
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,015.77	$ 1,012.05	$ 1,012.15	$ 1,016.91	$ 1,017.41
Expenses Paid per $1,000*	$ 8.90	$ 12.62	$ 12.52	$ 7.70	$ 7.25

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
DWS Global Opportunities Fund	1.78%	2.53%	2.51%	1.54%	1.45%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Manager Joseph Axtell discusses DWS Global Opportunities Fund's strategy and the market environment for the six-month period ended April 30, 2006.

Q: How did the global stock markets perform during the past six months?

A: The global equity markets performed exceptionally well during the fund's semiannual reporting period. A continued environment of strong global growth, low absolute levels of interest rates worldwide and investors' hearty appetite for risk were all factors that helped support stock market performance.

Small-cap stocks continued to outperform their large-cap counterparts, providing a favorable backdrop for the fund. Additionally, foreign stocks — which were boosted by stronger growth in Europe and Japan as well as the ongoing improvements in the fiscal health of the emerging markets — outperformed the United States. This too was a positive for the fund, which is underweight in the United States and overweight the international markets.1 This overweight also benefited performance due to the rising value of foreign currencies vs. the dollar. (Since the foreign stocks owned by mutual funds usually are denominated in local currencies, the appreciation of those currencies vs. the dollar raises the value of the fund's investments.) Less helpful was the fact that the value style outpaced growth, which represented a headwind given the fund's growth-oriented investment style.

1 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: How did the fund perform in relation to its benchmark and Lipper peer group?

A: The total return of the fund's Class A shares for the six months ended April 30, 2006, was 26.02%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.)

The fund outperformed the 23.22% return of its benchmark, the S&P/Citigroup Extended Market Index. However, its return slightly trailed the 26.45% average return of the 36 funds in its Lipper peer group, Global Small/Mid-Cap Growth Funds.2

2 The Lipper Global Small/Mid-Cap Growth category consists of funds that invest at least 75% of their assets in companies both inside and outside the US with market capitalizations less than the 500th company in the S&P/Citigroup World Broad Market Index. Category and index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into a Lipper category.

As always, we look to the fund's long-term results as the best gauge of our performance as managers. We are therefore pleased to report that the fund's oldest share class, its Class S shares, is ahead of the benchmark over the three-, five- and 10-year periods. In addition, the Class S shares' 10-year average annual return of 12.34% is well ahead of the 9.87% Lipper peer group average, and strong enough to make us the top-performing fund in the category for that time. (See page 8 for complete Lipper ranking information.) Naturally, past performance is no guarantee of future results. However, we believe the fund's strong long-term track record is the result of our research-driven stock-picking process, which we use to build a portfolio of what we believe are the best investment ideas in the global small-cap asset class.

Q: What factors helped fund performance?

A: All of the fund's outperformance vs. the benchmark was driven by individual stock selection. In seven of the 10 major industry sectors, the stocks held in the fund outperformed the benchmark's holdings within the respective industries.

The largest contribution came from our stock picks in the financial sector, where the fund's holdings produced a return of about 30%, compared with a return of approximately 20% for the financial stocks in the benchmark. The top contributor was Sumitomo Realty and Development Co., Ltd., a Japanese real estate developer. Rising property prices, increased development activity and the rebound in Japan's economy provided a very favorable backdrop for the company. Deutsche Boerse AG, a company we discussed in the last report, continued to deliver strong gains for shareholders. The stock moved higher in mid-2005 after it backed away from its bid for the London Stock Exchange. Instead, the management of this highly cash-generative stock and derivative exchange began to return cash to shareholders via dividends and share buybacks. Since then, the stock has been supported by both robust trading volume in Germany and the wave of consolidation that is boosting exchange stocks worldwide. Also helping performance in financials was First Marblehead Corp. The stock was a significant detractor during the 12-month period that preceded the fund's last annual report, but our belief in its business model prompted us to maintain the position. This patience paid off, as the stock rebounded strongly during the past six months. We believe the company, which offers outsourcing and securitization services for large banks engaged in the student loan business, is well-positioned to benefit from private student loans' status as the fastest-growing area of the consumer credit market in America.

Our stock selection in health care also added substantial value, generating a return more than double the return of the health care stocks in the benchmark. Three stocks in particular made notable contributions. Celgene Corp., based in the United States, performed strongly on the news that its cancer drug, Revlimid, was granted final approval by the Food and Drug Administration. The company, which has a strong pipeline of drugs in late-stage development, also was helped by its report in April that first quarter earnings came in well above the market's expectations. Fresenius Medical Care AG, the global-leading dialysis care provider based in Germany, gained ground as investors began to factor in the boost to earnings provided by its recent acquisition of Renal Care Group in the United States. Stada Arzneimittel AG , a maker of generic drugs, climbed rapidly after last year's health care reform in Germany. Generic sales in Europe are growing quickly, which has helped fuel speculation that the company will be a potential acquisition target of a larger pharmaceutical company. Several small generic drug manufacturers have been acquired in Europe during the past 18 months.

The utilities sector, not typically known as a growth area, also was a source of outperformance for the fund. Our positions in two faster-growing utility stocks, Allegheny Energy Inc. in the US and Viridian Group PLC (United Kingdom), both delivered strong returns. Allegheny's shares climbed on the mounting evidence that the company's restructuring efforts are paying off, while Viridian was helped by the strong growth of the Irish economy.

In the consumer discretionary sector, which underperformed the broader market, our performance was helped by the fact that the fund was underweight in the group. Additionally, our stock selection in the sector was strong. The top performer here was Mahindra & Mahindra Ltd., a manufacturer of utility vehicles in India. Rural income, farm credit, and rural construction are all on the rise, boosting the demand for tractors. Further helping the stock's performance was the strong performance of the Indian stock market during the six-month period. Puma AG, a German company, was propelled by strong earnings growth, analyst upgrades and investors' embrace of the company's latest five-year plan. Also, JC Decaux SA — a France-based outdoor advertising company — gained ground as the strong global economy fueled rising spending on advertising. In addition, the company has begun to see an earnings benefit from its investments in China.

Q: What detracted from performance?

A: The fund's sector allocations — which are a residual effect of our individual stock selection — detracted somewhat from performance. As growth managers, we were underweight in materials and industrials stocks, and both of these sectors performed very well. Also detracting was an overweight in health care, which underperformed. Fortunately, our stock selection was strong enough to make up for the shortfall caused by these allocation factors.

In the industrials sector, the fund's holdings were tilted toward the "soft" industrials such as air carriers, shipping companies and business services rather than the stronger-performing industrial goods area. Empresa Brasiliera de Aeronautica SA ("Embraer"), the Brazilian plane manufacturer, and Dryships Inc., a Greek bulk shipping company, were both laggards in this sector. Three other companies performed well, however. Joy Global Inc., a mining equipment company, reported rising sales and good growth in China, where demand for coal mining equipment is growing rapidly. Also, two other industrial holdings — Autoroutes du Sud de la France and Zenon Environmental — were purchased at premiums by other companies.

Q: What are some notable elements of the fund's positioning?

A: Geographically, the fund is significantly overweight in the European markets. Europe has proven to be fertile ground for stock selection for a variety of reasons. First, European growth stocks remain cheaper than US growth stocks, although they closed the gap after strong performance during 2005. Second, small caps are under-researched in Europe, which leaves more opportunity for our global research analysts to find undiscovered small-cap growth companies in the region. In addition, Europe tends to lag economic recoveries in the United States, which puts it in a favorable spot at this point in the cycle.

On a sector basis, the most notable change was a large increase in the fund's overweight in the health care sector. This was caused both by the outperformance of the stocks held in the fund, as well as our identification of three new investments in the sector. We added a position in Diagnosticos da America SA ("DASA"), a lab service provider in Brazil. Part of our global approach is to identify trends that have worked in other countries, and then to find companies in other regions poised to benefit from the same trend. In this case, we looked at the cost benefits and increases scale companies in the United States and Europe have achieved by consolidating the lab business. DASA is doing the same in Brazil, and we expect it will meet with similar success as the Brazilian lab service industry is highly fragmented. In a similar manner — and in view of the success that we have had with other generic drug manufacturers elsewhere — we added Sigma Pharmaceuticals Ltd., an Australian generic drug manufacturer with a strong track record and a capable management team. The third addition was Somanetics Corp., which has developed a noninvasive blood oxygen monitor for anesthesiologists that we believe will become the standard of care during operations.

These purchases were funded, in part, by a reduction in the fund's weighting in financials. Here, we opted to take profits in some of our winning positions, such as the US asset manager, Legg Mason, Inc., Anglo Irish Bank Corp, PLC, Greece's Alpha Bank and the two Australian financial companies QBE and Macquarie Bank Ltd.. (As of April 30, 2006, Alpha Bank and QBE were not held in the fund.)

Q: Small caps outperformed their large-cap counterparts yet again. Can this trend continue?

A: Small caps have begun to appear more expensive on a relative basis, but that does not mean that the asset class cannot continue to perform well. In a low-volatility, low-return environment for large-cap stocks, more large-cap managers are reaching down into the small- and mid-cap areas to look for opportunities. Additionally, unprecedented amounts of capital continue to flow into hedge funds and private equity funds. The inefficiencies of the small- and mid-cap markets tend to attract flows from both of these types of investors. Merger and acquisition activity continues to pick up steam, as well. The result is that the demand for small-cap stocks has been rising steadily. At the same time, however, supply is not growing apace because the Sarbanes-Oxley Act is causing many companies to avoid becoming public in order to avoid the cost, complexity and liability of these regulations.4 As long as this imbalance of supply and demand remains in place, so does the foundation for small-cap outperformance.

Overall, we think that the portfolio is well-balanced and positioned to perform well even if the broader environment becomes less favorable. The global small-cap growth asset class allows us many opportunities to find many smaller, less well-followed stocks that we believe can offer considerable long-term opportunity.

4 The Sarbanes-Oxley Act was enacted following the corporate and accounting scandals earlier in this decade. The legislation established new or enhanced standards for the boards and management of US public companies as well as public accounting firms.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/06	10/31/05

Europe	40%	38%
United States	34%	37%
Pacific Basin	9%	9%
Japan	8%	7%
United Kingdom	4%	4%
Latin America	3%	2%
Other	2%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/06	10/31/05

Financials	24%	28%
Health Care	17%	12%
Consumer Discretionary	16%	17%
Information Technology	14%	13%
Industrials	13%	14%
Energy	6%	5%
Materials	3%	4%
Utilities	3%	3%
Consumer Staples	3%	2%
Telecommunication Services	1%	2%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2006 (20.3% of Net Assets)
1. Anglo Irish Bank Corp. PLC Provider of financial services for business and private sectors	Ireland	3.4%
2. Fresenius Medical Care AG Manufacturer that distributes equipment and products for dialysis patients	Germany	2.6%
3. Ultra Petroleum Corp. Producer and explorer of natural gas	United States	2.1%
4. Allegheny Energy, Inc. Provider of electric and gas power	United States	2.1%
5. Celgene Corp. Producer of pharmaceuticals	United States	1.8%
6. Piraeus Bank SA A banking company that provides all kinds of banking services	Greece	1.8%
7. Sumitomo Realty & Development Co., Ltd. Developer, manager and seller of homes and condominiums	Japan	1.7%
8. Hypo Real Estate Holding AG Provider of large financing volume and complex real estate projects	Germany	1.7%
9. Deutsche Boerse AG Provider of financial services	Germany	1.6%
10. United Internet AG Offers Internet acess services	Germany	1.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 98.1%
Australia 2.2%
Babcock & Brown Ltd.	288,700	4,013,920
Macquarie Bank Ltd.	102,704	5,571,299
Sigma Pharmaceuticals Ltd.	3,555,400	7,293,283
(Cost $12,267,168)		16,878,502
Bermuda 0.5%
Orient-Express Hotels Ltd. "A" (Cost $3,059,631)	99,000	4,059,000
Brazil 2.7%
Aracruz Celulose SA "B" (ADR)	144,600	7,964,568
Diagnosticos da America SA (ADR) 144A*	104,400	7,982,570
Diagnosticos da America SA*	26,900	683,134
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR)	106,312	4,128,095
(Cost $13,577,067)		20,758,367
Canada 1.1%
Certicom Corp.*	264,900	1,705,899
Flint Energy Services Ltd.*	33,100	1,877,260
OPTI Canada, Inc.*	124,700	4,775,863
(Cost $5,698,089)		8,359,022
Denmark 0.9%
GN Store Nord AS (GN Great Nordic) (a) (Cost $4,861,910)	481,700	6,862,984
France 3.4%
Business Objects SA*	60,275	1,957,346
Business Objects SA (ADR)* (a)	132,600	4,286,958
Financiere Marc de Lacharriere SA	62,854	5,967,072
Flamel Technologies SA (ADR)* (a)	274,600	5,546,920
JC Decaux SA* (a)	278,113	8,315,559
(Cost $19,458,965)		26,073,855
Germany 13.6%
AWD Holding AG (a)	265,564	9,417,852
Curanum AG	312,405	3,251,575
Deutsche Boerse AG	84,876	12,274,534
Fresenius Medical Care AG	163,732	19,646,336
Hypo Real Estate Holding AG	184,696	12,913,556
Puma AG (a)	23,602	9,513,823
Rational AG	28,792	5,639,301
Stada Arzneimittel AG	220,650	10,681,139
United Internet AG (Registered) (a)	180,826	11,862,768
Wincor Nixdorf AG	58,468	8,409,011
(Cost $45,325,054)		103,609,895
Greece 5.4%
Athens Stock Exchange SA	218,900	4,026,476
Coca-Cola Hellenic Bottling Co. SA	228,000	7,473,014
Dryships, Inc.	267,200	2,535,728
Germanos SA	294,900	6,421,513
Piraeus Bank SA	425,800	13,418,993
Titan Cement Co.	143,600	7,304,606
(Cost $27,341,570)		41,180,330
Hong Kong 2.5%
Kingboard Chemical Holdings Ltd.	2,559,700	6,751,430
Midland Realty Holdings Ltd.	5,076,400	2,946,333
Wing Hang Bank Ltd.	985,100	9,148,001
(Cost $10,538,072)		18,845,764
India 0.8%
Mahindra & Mahindra Ltd. (Cost $2,537,465)	456,200	6,401,025
Ireland 6.4%
Anglo Irish Bank Corp. PLC	1,575,156	25,933,188
FBD Holdings PLC	117,300	5,623,458
ICON PLC (ADR)*	67,800	3,695,778
Irish Continental Group PLC*	166,455	2,414,996
Paddy Power PLC	392,000	6,973,118
Ryanair Holdings PLC*	472,000	3,983,730
(Cost $18,015,508)		48,624,268
Italy 0.6%
Safilo SpA* (a) (Cost $4,588,801)	792,500	4,439,193
Japan 7.6%
AEON Credit Services Co., Ltd.	224,100	6,199,578
AEON Mall Co., Ltd.	173,000	8,660,256
JAFCO Co., Ltd. (a)	51,100	3,401,730
KITZ Corp.	391,000	3,636,491
Matsui Securities Co., Ltd. (a)	351,400	4,700,147
Nidec Corp.	53,300	4,109,902
Park24 Co., Ltd. (a)	238,000	8,611,601
Sumitomo Realty & Development Co., Ltd.	489,000	12,969,569
UFJ Central Leasing Co., Ltd.	95,000	5,906,995
(Cost $34,328,528)		58,196,269
Korea 0.9%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	160,500	4,688,056
Korea Information Service, Inc.	90,600	2,252,513
(Cost $4,848,965)		6,940,569
Netherlands 3.8%
Chicago Bridge & Iron Co., NV (New York Shares)	289,500	6,939,315
SBM Offshore NV (a)	107,131	11,495,062
Vedior NV	453,283	10,568,010
(Cost $13,572,178)		29,002,387
Norway 1.1%
Prosafe ASA (a)	73,800	4,381,172
Tandberg Television ASA*	183,600	3,692,727
(Cost $6,961,038)		8,073,899
Russia 0.8%
Mobile TeleSystems (ADR)	111,900	3,654,654
Pyaterochka Holding NV (GDR) 144A* (a)	114,900	2,188,845
(Cost $2,489,008)		5,843,499
Sweden 1.7%
Brostrom AB "B" (a)	189,900	4,154,571
Eniro AB	457,100	5,015,671
Micronic Laser Systems AB*	190,400	3,867,973
(Cost $8,031,708)		13,038,215
Switzerland 1.9%
Advanced Digital Broadcast Holdings SA (ADB Group) (Registered)*	43,715	5,287,252
Fortune Management, Inc. (Registered)*	992,766	4,245,887
Micronas Semiconductor Holdings AG (Registered)*	61,272	1,551,315
Partners Group*	60,000	3,749,395
(Cost $11,267,856)		14,833,849
Taiwan 2.3%
Powerchip Semiconductor Corp.	6,102,000	4,207,485
Siliconware Precision Industries Co.	5,927,217	8,601,208
Yuanta Core Pacific Securities Co.	6,293,000	4,812,549
(Cost $11,699,784)		17,621,242
Thailand 0.6%
Bangkok Bank PCL (Foreign Registered) (Cost $3,539,101)	1,418,300	4,497,141
United Kingdom 3.7%
Aegis Group PLC	1,348,133	3,355,699
ARM Holdings PLC	1,668,658	4,138,318
Group 4 Securicor PLC (a)	1,033,460	3,600,206
John Wood Group PLC	733,978	3,720,878
Misys PLC	803,476	3,047,571
Taylor Nelson Sofres PLC	1,315,077	6,211,100
Viridian Group PLC	220,762	3,870,715
(Cost $27,227,897)		27,944,487
United States 33.6%
Adams Respiratory Therapeutics, Inc.*	137,400	5,893,086
Advance Auto Parts, Inc.	172,100	6,921,862
Advanced Medical Optics, Inc.*	117,200	5,461,520
Aeropostale, Inc.*	201,100	6,175,781
Allegheny Energy, Inc.*	451,100	16,072,693
AMERIGROUP Corp.*	252,600	6,524,658
Carter's, Inc.*	84,200	5,671,712
Celgene Corp.*	320,200	13,499,632
Cogent, Inc.* (a)	226,500	3,705,540
Complete Production Services, Inc.*	29,900	790,257
Diamond Foods, Inc.	159,200	3,024,800
Dresser-Rand Group, Inc.*	221,700	5,535,849
EMS Technologies, Inc.*	129,600	2,488,320
Euronet Worldwide, Inc.* (a)	229,000	8,184,460
First Marblehead Corp.	164,400	7,907,640
Foundation Coal Holdings, Inc.	127,700	6,474,390
FTI Consulting, Inc.*	196,350	5,643,099
Gentex Corp.	198,300	2,907,078
GTECH Holdings Corp.	316,600	10,815,056
Harman International Industries, Inc.	62,100	5,464,179
Harris Interactive, Inc.*	357,000	1,724,310
Invitrogen Corp.*	88,000	5,808,880
Joy Global, Inc.	175,500	11,528,595
Kenneth Cole Productions, Inc. "A"	83,500	2,130,085
Lam Research Corp.*	108,600	5,308,368
LECG Corp.*	141,800	2,621,882
Legg Mason, Inc.	33,865	4,012,325
NeuStar, Inc. "A"*	163,900	5,752,890
New York & Co., Inc.*	254,600	3,964,122
Nuveen Investments "A"	158,800	7,641,456
NxStage Medical, Inc.*	344,600	4,148,984
Openwave Systems, Inc.*	303,900	5,655,579
P.F. Chang's China Bistro, Inc.* (a)	113,500	4,836,235
Prospect Partners LP	3	99,666
Rowan Companies, Inc.	100,300	4,446,299
Schawk, Inc.	156,700	3,970,778
Somanetics Corp.*	190,500	3,126,105
Telik, Inc.* (a)	241,900	4,448,541
Thoratec Corp.*	269,100	4,846,491
THQ, Inc.*	347,450	8,905,144
Ultra Petroleum Corp.*	251,800	16,105,128
Waters Corp.*	146,100	6,621,252
WellCare Health Plans, Inc.*	66,200	2,772,456
Zions Bancorp.	74,800	6,210,644
(Cost $179,930,259)		255,847,827
Total Common Stocks (Cost $471,165,622)		747,931,589

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd.* (Cost $2,060)	222,670	62,465

Securities Lending Collateral 12.7%
Daily Assets Fund Institutional, 4.82% (b) (c) (Cost $96,672,762)	96,672,762	96,672,762

Cash Equivalents 2.3%
Cash Management QP Trust, 4.78% (d) (Cost $17,865,666)	17,865,666	17,865,666
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $585,706,110)+	113.1	862,532,482
Other Assets and Liabilities, Net	(13.1)	(100,219,728)
Net Assets	100.0	762,312,754

* Non-income producing security.

+ The cost for federal income tax purposes was $592,489,092. At April 30, 2006, net unrealized appreciation for all securities based on tax cost was $270,043,390. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $295,160,298 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $25,116,908.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2006 amounted to $92,636,759 which is 12.2% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $471,167,682) — including $92,636,759 of securities loaned	$ 747,994,054
Investment in Daily Assets Fund Institutional (cost $96,672,762)*	96,672,762
Investment in Cash Management QP Trust (cost $17,865,666)	17,865,666
Total investments in securities, at value (cost $585,706,110)	862,532,482
Foreign currency, at value (cost $26,050)	26,468
Receivable for investments sold	5,739,862
Receivable for Fund shares sold	904,128
Dividends receivable	614,777
Interest receivable	108,029
Foreign taxes recoverable	31,181
Other assets	68,674
Total assets	870,025,601
Liabilities
Due to custodian	10,806
Payable for investments purchased	8,716,573
Payable for Fund shares redeemed	838,163
Payable upon return of securities loaned	96,672,762
Accrued management fee	656,403
Other accrued expenses and payables	818,140
Total liabilities	107,712,847
Net assets, at value	$ 762,312,754
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(8,855,678)
Net unrealized appreciation (depreciation) on: Investments	276,826,372
Foreign currency related transactions	9,446
Accumulated net realized gain (loss)	42,851,762
Paid-in capital	451,480,852
Net assets, at value	$ 762,312,754

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($219,087,119 ÷ 4,999,778 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 43.82
Maximum offering price per share (100 ÷ 94.25 of $43.82)	$ 46.49

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($43,179,644 ÷ 1,053,485 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 40.99

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($33,691,980 ÷ 818,617 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)

$ 41.16
Class AARP Net Asset Value, offering and redemption price(a) per share ($12,241,753 ÷ 273,337 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 44.79
Class S Net Asset Value, offering and redemption price(a) per share ($454,112,258 ÷ 10,136,953 shares of capital stock outstanding, $.01 par value, 30,000,000 shares authorized)	$ 44.80

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $121,283)	$ 2,566,937
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	224,904
Interest — Cash Management QP Trust	291,179
Interest	2,327
Total Income	3,085,347
Expenses: Management fee	3,728,426
Services to shareholders	754,761
Custodian and accounting fees	269,181
Distribution service fees	578,639
Auditing	38,449
Legal	26,713
Directors' fees and expenses	7,248
Reports to shareholders	35,016
Registration fees	26,981
Other	303,361
Total expenses before expense reductions	5,768,775
Expense reductions	(30,945)
Total expenses after expense reductions	5,737,830
Net investment income (loss)	(2,652,483)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	43,698,990
Foreign currency related transactions	(62,246)
43,636,744
Net unrealized appreciation (depreciation) during the period on: Investments	115,239,535
Foreign currency related transactions	27,182
115,266,717
Net gain (loss) on investment transactions	158,903,461
Net increase (decrease) in net assets resulting from operations	$ 156,250,978

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income (loss)	$ (2,652,483)	$ (755,285)
Net realized gain (loss) on investment transactions	43,636,744	84,897,693
Net unrealized appreciation (depreciation) during the period on investment transactions	115,266,717	25,583,046
Net increase (decrease) in net assets resulting from operations	156,250,978	109,725,454
Distributions to shareholders from: Net investment income: Class A	(792,622)	—
Class AARP	(66,194)	(5,425)
Class S	(3,071,494)	(322,622)
Net realized gains: Class A	(7,293,528)	—
Class B	(1,878,588)	—
Class C	(1,229,706)	—
Class AARP	(390,479)	—
Class S	(16,238,436)	—
Fund share transactions: Proceeds from shares sold	89,167,161	139,614,212
Reinvestment of distributions	28,933,419	292,287
Cost of shares redeemed	(77,112,077)	(154,242,927)
Redemption fees	5,652	7,682
Net increase (decrease) in net assets from Fund share transactions	40,994,155	(14,328,746)
Increase (decrease) in net assets	166,284,086	95,068,661
Net assets at beginning of period	596,028,668	500,960,007
Net assets at end of period (including accumulated distributions in excess of net investment income of $8,855,678 and $2,272,885, respectively)	$ 762,312,754	$ 596,028,668

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 36.46	$ 29.93	$ 25.80	$ 17.77	$ 21.15	$ 34.70
Income (loss) from investment operations: Net investment income (loss)[b]	(.18)	(.08)	(.08)	(.09)	(.13)	(.20)
Net realized and unrealized gain (loss) on investment transactions	9.38	6.61	4.21	8.12	(3.25)	(10.94)
Total from investment operations	9.20	6.53	4.13	8.03	(3.38)	(11.14)
Less distributions from: Net investment income	(.18)	—	—	—	—	(2.41)
Net realized gain on investment transactions	(1.66)	—	—	—	—	—
Total distributions	(1.84)	—	—	—	—	(2.41)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 43.82	$ 36.46	$ 29.93	$ 25.80	$ 17.77	$ 21.15
Total Return (%)[c]	26.02**	21.82[d]	16.01[d]	45.19	(15.98)	(34.16)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	219	155	120	102	71	100
Ratio of expenses before expense reductions (%)	1.78*	1.83	1.84	1.72	1.75	2.10[e]
Ratio of expenses after expense reductions (%)	1.78*	1.74	1.74	1.72	1.75	1.89[e]
Ratio of net investment income (loss) (%)	(.87)*	(.24)	(.31)	(.41)	(.62)	(.74)
Portfolio turnover rate (%)	32*	31	26	35	49	59

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.05% and 1.84%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 34.17	$ 28.27	$ 24.55	$ 17.06	$ 20.46	$ 33.93
Income (loss) from investment operations: Net investment income (loss)[b]	(.30)	(.29)	(.28)	(.23)	(.28)	(.43)
Net realized and unrealized gain (loss) on investment transactions	8.78	6.19	4.00	7.72	(3.12)	(10.63)
Total from investment operations	8.48	5.90	3.72	7.49	(3.40)	(11.06)
Less distributions from: Net realized gain on investment transactions	(1.66)	—	—	—	—	(2.41)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 40.99	$ 34.17	$ 28.27	$ 24.55	$ 17.06	$ 20.46
Total Return (%)[c]	25.56d**	20.87[d]	15.15[d]	43.90	(16.62)	(34.74)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	40	43	50	42	60
Ratio of expenses before expense reductions (%)	2.65*	2.79	2.67	2.55	2.55	2.82[e]
Ratio of expenses after expense reductions (%)	2.53*	2.50	2.50	2.55	2.55	2.78[e]
Ratio of net investment income (loss) (%)	(1.62)*	(1.00)	(1.07)	(1.24)	(1.42)	(1.63)
Portfolio turnover rate (%)	32*	31	26	35	49	59

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.72% and 2.68%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 34.30	$ 28.38	$ 24.64	$ 17.11	$ 20.52	$ 34.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.30)	(.30)	(.28)	(.23)	(.28)	(.40)
Net realized and unrealized gain (loss) on investment transactions	8.82	6.22	4.02	7.76	(3.13)	(10.67)
Total from investment operations	8.52	5.92	3.74	7.53	(3.41)	(11.07)
Less distributions from: Net realized gain on investment transactions	(1.66)	—	—	—	—	(2.41)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 41.16	$ 34.30	$ 28.38	$ 24.64	$ 17.11	$ 20.52
Total Return (%)[c]	25.55**	20.86[d]	15.18[d]	44.01	(16.62)	(34.69)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	25	23	22	16	20
Ratio of expenses before expense reductions (%)	2.51*	2.64	2.62	2.52	2.53	2.82[e]
Ratio of expenses after expense reductions (%)	2.51*	2.50	2.49	2.52	2.53	2.68[e]
Ratio of net investment income (loss) (%)	(1.60)*	(1.00)	(1.06)	(1.21)	(1.40)	(1.55)
Portfolio turnover rate (%)	32*	31	26	35	49	59

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.74% and 2.60%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 37.27	$ 30.56	$ 26.27	$ 18.05	$ 21.42	$ 28.44
Income (loss) from investment operations: Net investment income (loss)[c]	(.14)	(.01)	(.02)	(.05)	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	9.60	6.75	4.31	8.27	(3.30)	(7.00)
Total from investment operations	9.46	6.74	4.29	8.22	(3.37)	(7.02)
Less distributions from: Net investment income	(.28)	(.03)	—	—	—	—
Net realized gain on investment transactions	(1.66)	—	—	—	—	—
Total distributions	(1.94)	—	—	—	—	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 44.79	$ 37.27	$ 30.56	$ 26.27	$ 18.05	$ 21.42
Total Return (%)	26.17d**	22.11[d]	16.33[d]	45.54	(15.73)	(24.68)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	9	5	2.390		.335
Ratio of expenses before expense reductions (%)	1.57*	1.59	1.58	1.48	1.48	1.48*
Ratio of expenses after expense reductions (%)	1.54*	1.50	1.47	1.47	1.48	1.48*
Ratio of net investment income (loss) (%)	(.63)*	(.00)***	(.04)	(.16)	(.35)	(.09)*
Portfolio turnover rate (%)	32*	31	26	35	49	59

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period from March 1, 2001 (commencement of operations of Class AARP shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 37.30	$ 30.55	$ 26.26	$ 18.05	$ 21.42	$ 35.01
Income (loss) from investment operations: Net investment income (loss)[b]	(.12)	.02	(.02)	(.04)	(.08)	(.11)
Net realized and unrealized gain (loss) on investment transactions	9.59	6.76	4.31	8.25	(3.29)	(11.06)
Total from investment operations	9.47	6.78	4.29	8.21	(3.37)	(11.17)
Less distributions from: Net investment income	(.31)	(.03)	—	—	—	(.01)
Net realized gain on investment transactions	(1.66)	—	—	—	—	(2.41)
Total distributions	(1.97)	(.03)	—	—	—	(2.42)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 44.80	$ 37.30	$ 30.55	$ 26.26	$ 18.05	$ 21.42
Total Return (%)	26.23**	22.25	16.34[c]	45.48	(15.73)	(33.94)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	454	367	309	289	234	328
Ratio of expenses before expense reductions (%)	1.45*	1.42	1.48	1.48	1.48	1.51
Ratio of expenses after expense reductions (%)	1.45*	1.42	1.48	1.48	1.48	1.51
Ratio of net investment income (loss) (%)	(.54)*	.08	(.05)	(.17)	(.35)	(.37)
Portfolio turnover rate (%)	32*	31	26	35	49	59

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global Opportunities Fund (formerly Scudder Global Discovery Fund) (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation") (formerly Global/International Fund, Inc.) which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $118,344,627 and $108,042,227, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annualized rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Through May 31, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, shareholder service agent and dividend-paying agent for Class A, B, and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2006
Class A	$ 226,419	$ —	$ 65,999
Class B	76,748	24,368	23,196
Class C	31,343	—	17,928
Class AARP	14,423	1,347	2,633
Class S	218,098	—	91,484
	$ 567,031	$ 25,715	$ 201,240

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $141,681, of which $18,504 is unpaid at April 30, 2006.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2006
Class B	$ 158,956	$ 25,275
Class C	109,838	19,582
	$ 268,794	$ 44,857

In addition DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2006	Annualized Effective Rate
Class A	$ 220,980	$ 40,328.24%
Class B	52,522	8,269.25%
Class C	36,343	6,118.25%
	$ 309,845	$ 54,715

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006, aggregated $28,718.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and C shares aggregated $27,216 and $724, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $14,040, of which $7,200 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the six months ended April 30, 2006, the Advisor agreed to reimburse the Fund $5,230, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share  in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,351,603	$ 54,647,922	2,228,317	$ 77,148,015
Class B	146,996	5,542,743	224,597	7,363,415
Class C	165,055	6,268,825	209,067	6,918,948
Class AARP	62,140	2,583,815	142,324	5,050,683
Class S	485,477	20,123,856	1,215,321	43,133,151
		$ 89,167,161		$ 139,614,212
Shares issued to shareholders in reinvestment of distributions
Class A	197,193	$ 7,479,526	—	$ —
Class B	50,494	1,796,091	—	—
Class C	31,309	1,118,355	—	—
Class AARP	11,183	433,234	145	4,988
Class S	467,374	18,106,213	8,383	287,299
		$ 28,933,419		$ 292,287
Shares redeemed
Class A	(805,115)	$ (32,516,394)	(1,994,320)	$ (69,680,819)
Class B	(319,407)	(12,069,334)	(585,072)	(19,146,563)
Class C	(118,204)	(4,462,891)	(291,775)	(9,613,527)
Class AARP	(32,323)	(1,336,967)	(66,079)	(2,322,494)
Class S	(646,080)	(26,726,491)	(1,508,029)	(53,479,524)
		$ (77,112,077)		$ (154,242,927)
Redemption fees		$ 5,652		$ 7,682
Net increase (decrease)
Class A	743,681	$ 29,614,094	233,997	$ 7,469,866
Class B	(121,917)	(4,730,277)	(360,475)	(11,783,134)
Class C	78,160	2,924,599	(82,708)	(2,694,026)
Class AARP	41,000	1,680,373	76,390	2,733,582
Class S	306,771	11,505,366	(284,325)	(10,055,034)
		$ 40,994,155		$ (14,328,746)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Global Opportunities Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Directors. ("Number of Votes" represents all funds that are series of DWS Global/International Fund, Inc.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	52,659,682.189	3,062,663.141
Dawn-Marie Driscoll	52,589,148.484	3,133,196.846
Keith R. Fox	52,623,121.469	3,099,223.861
Kenneth C. Froewiss	52,624,460.924	3,097,884.406
Martin J. Gruber	52,509,691.342	3,212,653.988
Richard J. Herring	52,575,945.879	3,146,399.451
Graham E. Jones	52,450,381.693	3,271,963.637
Rebecca W. Rimel	52,609,490.997	3,112,854.333
Philip Saunders, Jr.	52,459,228.550	3,263,116.780
William N. Searcy, Jr.	52,551,379.260	3,170,966.070
Jean Gleason Stromberg	52,601,338.102	3,121,007.228
Carl W. Vogt	52,544,896.095	3,177,449.235
Axel Schwarzer	52,536,885.827	3,185,459.503

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,884,982.076	346,014.191	345,700.009	2,192,513.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,725,344.903	505,957.291	345,394.082	2,192,513.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,774,778.071	438,761.849	363,156.356	2,192,513.000

The Meeting was reconvened on June 1, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below).

IV-C. Approval of Amended and Restated Articles of Incorporation. ("Number of Votes" represents all funds that are series of DWS Global/International Fund, Inc.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
45,353,183.439	2,393,353.977	2,781,281.570	7,820,281.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KGDAX	KGDBX	KGDCX
CUSIP Number	233379 106	233379 205	233379 304
Fund Number	083	283	383
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGDPX	SGSCX
Fund Number	2210	2010

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006